UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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DREXEL HAMILTON MUTUAL FUNDS
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DREXEL HAMILTON MUTUAL FUNDS

45 Rockefeller Plaza, Suite 2000
New York, New York 10111

September [__], 2013

Dear Shareholders:

The Board of Trustees (the "Board" or the "Trustees") of Drexel Hamilton Mutual Funds (the "Trust") is pleased to invite you to the Special Meeting (the "Meeting") of the Shareholders of the Drexel Hamilton Centre American Equity Fund, the Drexel Hamilton Centre Global Equity Fund and the Drexel Hamilton Multi-Asset Real Return Fund, each a series of the Trust (each, a "Fund" and collectively, the "Funds") to be held on October 31, 2013.  The accompanying Notice of Special Meeting of Shareholders and Proxy Statement present the proposal to be considered at the Meeting.

The owners of Drexel Hamilton Investment Partners, LLC ("DHIP"), the Funds' previous investment adviser, recently sold all of the membership units of DHIP to Centre Asset Management, LLC ("Centre").  These transactions resulted in a change of control of DHIP, with Centre being the sole owner of DHIP. The transaction also resulted in assignments of the previous investment advisory agreements between DHIP and the Trust, on behalf of the Funds, and the automatic termination of those agreements.  In anticipation of such assignments and terminations, the Trust, on behalf of the Funds, entered into interim advisory agreements with Centre.  Centre has served as the investment sub-adviser to two of the Funds since their inception, and James Abate and Jing Sun, two of Centre's principals, have served as portfolio manager of the Drexel Hamilton Centre American Equity Fund and the Drexel Hamilton Centre Global Equity Fund, respectively, since their inception. The Board believes that engaging Centre to serve as investment adviser will maintain stability and continuity for those Funds.

At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Centre, as the new investment adviser to the Fund, on substantially the same terms as the previous investment advisory agreement.  Each Fund's investment advisory fee under the new investment advisory agreement will remain the same as the investment advisory fee under the Fund's previous investment advisory agreement. The proposal is explained more fully in the attached Proxy Statement.

The Trustees have concluded that the proposal is in the best interests of each Fund and unanimously recommend that you vote "FOR" the approval of the new advisory agreement after carefully reviewing the enclosed materials.

The Funds welcome your attendance at the Meeting.  If you are unable to attend, the Funds encourage you to vote promptly by proxy.  AST Fund Solutions, a proxy solicitation firm (the "Proxy Solicitor"), has been selected to assist in the proxy solicitation process.  If the Funds have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor reminding you to vote by proxy.  No matter how many shares you own, your vote is very important.

Sincerely,

Andrew Bang
President
Drexel Hamilton Mutual Funds

QUESTIONS AND ANSWERS
DREXEL HAMILTON MUTUAL FUNDS
PROXY STATEMENT

Q.  WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Special Meeting of Shareholders (the "Notice") and Proxy Statement, which provides you with information that you should review before voting on the proposal that will be presented at the Special Meeting (the "Meeting") of Shareholders of Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund (each, a "Fund" and collectively, the "Funds"), series of the Drexel Hamilton Mutual Funds (the "Trust"). You are receiving these proxy materials because you own shares of one or more of the Funds.  As a shareholder, you have the right to vote on the proposal to approve a new investment advisory agreement for the Fund in which you have made an investment.

Q.  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AGREEMENT?

A.  The Board of Trustees of the Trust is asking you to vote at the Meeting on a proposal to approve an investment advisory agreement between the Trust, on behalf of the Fund in which you are a shareholder, and Centre Asset Management, LLC ("Centre"), under which Centre would serve as the new investment adviser of the Fund (the "Proposal").

As discussed in the Proxy Statement, the owners of Drexel Hamilton Investment Partners, LLC ("DHIP"), the Funds' previous investment adviser, recently sold all of the membership units of DHIP to Centre.    Under the Investment Company Act of 1940, as amended (the "1940 Act"), these transactions resulted in a change of control of DHIP, with Centre being the sole owner of DHIP, assignments of the previous investment advisory agreements between DHIP and the Trust, on behalf of each Fund, and the automatic termination of those agreements.

Under the new investment advisory agreements, if approved, Centre will serve as the investment adviser to the Funds. The 1940 Act requires shareholders to approve new investment advisory agreements.  On September 13, 2013, the Board of Trustees of the Trust, including a  majority of the Trustees who are not "interested persons," as defined by the 1940 Act, of the Funds (the "Independent Trustees"), unanimously approved the new investment advisory agreements and determined to submit the agreements to the Funds' shareholders for consideration and approval. Centre has served as the investment sub-adviser to two of the Funds since their inception, and James Abate and Jing Sun, two of Centre's principals, have served as portfolio manager of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund, respectively, since their inception.

Q.  HOW WILL THE NEW INVESTMENT ADVISORY AGREEMENT AFFECT ME?

A.  The new investment advisory agreement should have very little effect on you as a shareholder of a Fund. If it takes effect, the new investment advisory agreement would not result in changes to a Fund's investment objectives or principal investment strategies, and would not cause any increase in the Fund's investment advisory fee rates or total expenses. In addition, Centre has agreed to continue the current expense limitation agreements that limit certain annual Fund expenses for each of the Funds.

Except with respect to Drexel Hamilton Multi-Asset Real Return Fund, no changes to the portfolio management personnel primarily responsible for the day-to-day management of the Funds are expected.  As disclosed in the supplement to the prospectus of Drexel Hamilton Multi-Asset Real Return Fund dated September 16, 2013, effective as of September 14, 2013, James Abate serves as portfolio manager of Drexel Hamilton Multi-Asset Real Return Fund. Mr. Abate is the person who is primarily responsible for the day-to-day management of Drexel Hamilton Multi-Asset Real Return Fund's portfolio. It is also expected that there will be no change in the current service providers to the Trust and/or the Funds, including the administrator, transfer agent, custodian, independent registered public accounting firm and distributor of the Funds' shares.

The new investment advisory agreement would become effective upon shareholder approval, would have an initial term of no more than two (2) years, and thereafter would be subject to annual approval by the Board and the Independent Trustees, as described more fully in the Proxy Statement.

Q.  WHO IS CENTRE?

A.  Centre has served as sub-adviser to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund since the inception of those Funds.

Centre, a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Centre is a Wall Street-based fundamentally-driven active asset manager formed in late 2005. Centre had approximately $746 million in assets under management as of June 30, 2013, and offers investment advisory services to U.S. and foreign investment companies and other funds. In 2010, Centre entered into a strategic partnership with Sanlam International Investments ("SII") resulting in Sanlam making a majority equity investment into the firm.  Centre is an independently operated investment partner within the SII business cluster, which is an investment management business managing and advising over $6.5 billion in assets as of June 30, 2013 through a range of international funds and segregated accounts that span the asset class spectrum.  SII's clients include both institutions and retail clients from across the globe.  Sanlam International Investments USA Holdings, Inc. and James Abate have a controlling interest in Centre, as they each own more than 25% of Centre's voting securities.

Q.  HOW DOES THE BOARD RECOMMEND I VOTE?

A.  The Board recommends that you vote "FOR" the Proposal.

Q.  WHO IS ELIGIBLE TO VOTE?

A.  Shareholders of record of a Fund at the close of business on September 25, 2013 (the "Record Date") are entitled to vote at the Meeting or any adjournment of the Meeting.  If you owned shares of a Fund on the Record Date, you have the right to vote on matters affecting that Fund even if you later redeemed the shares.

Q.  WHAT ROLE DOES THE BOARD PLAY?

A.  The Board oversees the management of the Funds.  Each of the Trustees has an obligation to act in what he believes to be the best interests of a Fund, including approving and recommending the new investment advisory agreements proposed in the Proxy Statement.

Q.  HOW CAN I VOTE MY SHARES?

A.  Please follow the instructions included on the enclosed Proxy Card.

Q.  WHAT IF I WANT TO REVOKE MY PROXY?

A.  You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the President of the Trust at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111, (ii) by signing and submitting another proxy of a later date, or (iii) by personally voting at the Meeting.

Q.  WHAT NUMBER DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.   Please call 866-864-7964 if you have questions.

DREXEL HAMILTON MUTUAL FUNDS

45 Rockefeller Plaza, Suite 2000
New York, New York 10111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September [__], 2013

To the Shareholders of Drexel Hamilton Mutual Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund (each, a "Fund" and collectively, the "Funds"), each a series of  Drexel Hamilton Mutual Funds (the "Trust") will be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, Ground Floor, New York, New York 10004, on October 31, 2013 at 11:00  a.m., Eastern Time.  At the Meeting, as discussed in greater detail in the accompanying Proxy Statement dated September [__], 2013, shareholders of each Fund will be asked to consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Centre Asset Management, LLC (the "Proposal").

In addition, shareholders will be asked to consider and vote on any other matter that may properly come before the Meeting.

Only shareholders of record of a Fund at the close of business on September 25, 2013 are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.  Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to vote by telephone at 866-864-7964 or via the Internet as described on the enclosed Proxy Card.  In connection with telephone and Internet voting, the Funds and the Proxy Solicitor will use procedures designed to authenticate each shareholder's identity, to allow the shareholder to authorize the voting of his or her shares in accordance with the shareholder's instructions, and to confirm that the shareholder's instructions have been properly recorded.  Any shareholder may revoke his or her proxy given by mail, by telephone or through the Internet at any time prior to its exercise by giving written notice to the President of the Trust at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

The Board of Trustees recommends a vote "FOR" the Proposal.

By Order of the Board of Trustees,

Andrew Bang
President and Treasurer
Drexel Hamilton Mutual Funds

New York, New York
September [__], 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 31, 2013 or any adjournments or postponements thereof.  This Notice and the Proxy Statement are available on the internet at www.proxyonline.com/docs/dhamx.pdf. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States.  You may also authorize by telephone or through the Internet a proxy to vote your shares.  To do so, please follow the instructions on the enclosed Proxy Card.  Your vote is very important no matter how many shares you own.  Please complete, date, sign and return your Proxy Card promptly in order to avoid any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

i

PROXY STATEMENT
(September [__], 2013)

Drexel Hamilton Mutual Funds

45 Rockefeller Plaza, Suite 2000
New York, New York 10111

SPECIAL MEETING OF SHAREHOLDERS
To be held on
October 31, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" or the "Trustees") of Drexel Hamilton Mutual Funds (the "Trust"), on behalf of its series Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund (each, a "Fund" and collectively, the "Funds"), to be voted at the Special Meeting (the "Meeting") of Shareholders of the Funds or at any postponement or adjournment thereof.  The Meeting is scheduled to be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, Ground Floor, New York, New York 10004, on October 31, 2013 at 11:00 a.m., Eastern Time.

The solicitation will be made primarily by mail and may also be made by telephone.  The solicitation cost will be borne by Centre Asset Management, LLC ("Centre"), the Funds' current investment adviser under interim investment advisory agreements.  The Notice of Special Meeting of Shareholders, Proxy Statement, and Proxy Card are being mailed to shareholders on or about September [__], 2013.

The Board has fixed the close of business on September 25, 2013 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof.  The outstanding voting shares of the Funds as of the Record Date consisted of [________] shares of Drexel Hamilton Centre American Equity Fund, [______] shares of Drexel Hamilton Centre Global Equity Fund and [_______] Investor Class shares and [_____] Institutional Class shares of Drexel Hamilton Multi-Asset Real Return Fund, each share being entitled to one vote.  Shares may be voted in person or by proxy.

As a shareholder of a Fund, you are being asked to consider and vote on a proposal for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Centre.

PART ONE
THE PROPOSAL

Approval of New Investment Advisory Agreements

On September 13, 2013, the Trustees approved for each Fund a new investment advisory agreement between the Trust, on behalf of the Fund, and Centre, as the new investment adviser to the Fund (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements"), and are recommending that shareholders approve the New Advisory Agreement for their Fund.  Forms of the New Advisory Agreements for Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund are included as Appendices A, B and C, respectively.  As described below, the New Advisory Agreements do not materially differ from the interim advisory agreements currently in effect between Centre and the Trust, on behalf of the Funds (the "Interim Advisory Agreements") and the advisory agreements between Drexel Hamilton Investment Partners, LLC ("DHIP") and the Trust, on behalf of the Funds, that were approved previously by each Fund's shareholders (each, a "Previous Advisory Agreement" and collectively, the "Previous Advisory Agreements").

The owners of DHIP recently sold all of the membership units of DHIP to Centre (the "Transaction").  Under the  Investment Company Act of 1940, as amended (the "1940 Act"), an advisory agreement of a mutual fund automatically terminates in the event of its "assignment" (as that term is defined in the 1940 Act), and an assignment is deemed to occur when a controlling block of the securities of the fund's investment adviser is transferred.  The Transaction resulted in a change of control of DHIP, with Centre being the sole owner of DHIP.  The Transaction also resulted in the assignment of the Previous Advisory Agreements and the automatic termination of those agreements.  In anticipation of such assignments and terminations, the Trust, on behalf of the Funds, entered into the Interim Advisory Agreements to provide for the management of the Funds. The 1940 Act requires that shareholders of a fund approve any advisory agreement between the fund and its investment adviser.

Centre currently serves as adviser to each Fund pursuant to the Interim Advisory Agreements. The Interim Advisory Agreements became effective on September 14, 2013, when the Transaction was effected. The Trustees are proposing a New Advisory Agreement for each Fund because the Interim Advisory Agreements will automatically terminate 150 days from September 14, 2013.

At the Meeting, shareholders of each Fund will be asked to consider and approve the New Advisory Agreement with respect to their Fund.  The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement for each Fund.  Centre has served as the investment sub-adviser to two of the Funds since their inception, and James Abate and Jing Sun, two of Centre's principals, have served as portfolio manager of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund, respectively, since their inception.  Each Fund's investment advisory fee under the Fund's New Advisory Agreement will remain the same as the investment advisory fee under the Fund's Previous Advisory Agreement.

Information Regarding Centre

Centre, a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Centre is a Wall Street-based fundamentally-driven active asset manager formed in late 2005. Centre had approximately $746 million in assets under management as of June 30, 2013, and offers investment advisory services to U.S. and foreign investment companies and private funds. In 2010, Centre entered into a strategic partnership with Sanlam International Investments (SII) resulting in Sanlam making a majority equity investment into the firm. Sanlam International Investments USA Holdings, Inc. has a controlling interest in Centre, as it owns more than 25% of its voting securities.  Centre is an independently operated investment partner within the SII business cluster, which is an investment management business managing and advising over $6.5 billion in assets as of June 30, 2013 through a range of international funds and segregated accounts that span the asset class spectrum. SII's clients include both institutions and retail clients from across the globe.

James A. Abate, a Trustee of the Trust and portfolio manager of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund, is founder and Managing Director of Centre and has been associated with Centre for more than seven years.  Mr. Abate has a controlling interest in Centre as he owns more than 25% of its voting securities. None of the Trustees, other than Mr. Abate, is a beneficial owner of Centre.

Centre has served as sub-adviser to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund since the inception of those Funds. Centre also serves currently as a sub-adviser to certain United Kingdom-distributed PSigma Asset Management and Sanlam Life Pensions UK Limited funds, as well as offshore- and South African-distributed Sanlam Asset Management (Ireland) Limited funds.

James A. Abate, MBA, CPA, CFA, the portfolio manager of  Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund, is Managing Director and Chief Investment Officer of Centre and Fund Manager for Centre's American Equity and Absolute Return strategies. Prior to founding Centre, Mr. Abate was US Investment Director for GAM. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management. Mr. Abate achieved Standard & Poor's Funds Research AAA rating at GAM and Credit Suisse Asset Management, received numerous "Category King" mutual fund mentions in the Wall Street Journal as well as multi-year "Investment Week" award nominations for the North American funds. Previously, Mr. Abate was a Manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John's University and currently is a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling, and The Theory and Practice of Investment Management, and his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions.  Other writings on security analysis by Mr. Abate have been adopted by the CFA Institute candidate study programs.  Mr. Abate previously served as a commissioned officer in the U.S. Army and Reserves achieving the rank of Captain. Mr. Abate also holds shares of each of the Funds.

Jing H. Sun, MS, MBA, CFA, the portfolio manager of Drexel Hamilton Centre Global Equity Fund, is Investment Director and Fund Manager for Centre's Global Equity strategy. Prior to this, Mr. Sun was Vice President, Senior Investment Manager, Global Equities at ING Investment Management. Before joining ING, Mr. Sun was Portfolio Manager of Global Equity Fundamental Long/Short Strategy at Trigram Capital. Prior to Trigram, Mr. Sun was Managing Director at TIAA-CREF. Mr. Sun started as a Senior Analyst covering emerging markets at TIAA-CREF in 1996 and had managed investments in a number of sectors and regions as senior analyst and portfolio manager since then. Prior to TIAA-CREF, Mr. Sun was Senior Research Analyst at Alliance Capital Management (now AllianceBernstein). Mr. Sun joined Alliance after he obtained his MBA from the Wharton School of the University of Pennsylvania.  Before attending business school, Mr. Sun was Chief Engineer at The Inteleplex Corp. Mr. Sun also holds an MS degree in Electrical Engineering from Columbia University and a BS in Electrical Engineering from The City College of New York. Mr. Sun is a native Chinese speaker.

Description of the Transaction

DHIP served as each Fund's investment adviser until September 14, 2013.  Pursuant to the Transaction, which was completed on September 14, 2013, Centre purchased all of the membership units of DHIP. Prior to the close of the Transaction, Mr. Abate beneficially owned 24% of the outstanding membership units of DHIP.  Centre is currently the sole owner of DHIP. In connection with the Transaction, Centre acquired all of the assets, and assumed all of the liabilities, of DHIP pursuant to an asset purchase agreement between the parties.

Considerations under the 1940 Act

A.      Section 15(f) of the 1940 Act

Section 15(f)(1) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as no "unfair burden" is imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.1  The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services).

1  Section 15(f) also provides that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund's board of directors must be independent directors.

Centre has represented to DHIP and to the Board that for a period of two years after the closing of the Transaction, no "unfair burden" (as that term is defined in the 1940 Act) will be imposed on any Fund as a result of the Transaction.  Centre will, on a quarterly basis for the two-year period commencing on September 14, 2013, review and re-confirm to the Trustees the basis of this representation.

B.      Rule 15a-4 under the 1940 Act

In anticipation of the termination of the Previous Advisory Agreements and for the reasons set forth below, the Board, including a majority of the Independent Trustees, on September 13, 2013, considered and approved the Interim Advisory Agreements at a meeting convened for that purpose pursuant to Rule 15a-4 under the 1940 Act.  Rule 15a-4 permits a mutual fund to be advised under an interim advisory agreement until shareholders can vote on a new advisory agreement, provided that certain requirements of the rule are satisfied.  By its terms, the Interim Advisory Agreement for each Fund terminates automatically 150 days from September 14, 2013.

In anticipation of the termination of the Interim Advisory Agreements and for the reasons set forth below, the Board, including a majority of the Independent Trustees, on September 13, 2013 also considered and approved the New Advisory Agreements.  The New Advisory Agreements, if approved by shareholders, will be effective as of the date of shareholder approval.  In order for a New Advisory Agreement to take effect, the 1940 Act requires that the shareholders of a Fund approve the New Advisory Agreement with respect to that Fund.

Rule 15a-4(b)(2) permits an adviser to serve as an investment adviser to a mutual fund under an interim advisory agreement after the termination of the existing shareholder-approved advisory agreement, if:

(i)	The compensation to be received under the interim agreement is no greater than the compensation the adviser would have received under the previous agreement;

(ii)	The board of directors, including a majority of the disinterested directors, has voted in person to approve the interim agreement before the previous agreement is terminated;

(iii)
The board of directors, including a majority of the disinterested directors, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

(iv)
The interim agreement provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v)
The interim agreement contains the same terms and conditions as the previous agreement, with the exception of its effective and termination dates, provisions governed by paragraphs (i), (iv), and (vi) of Rule 15a-4(b)(2), any other differences in terms and conditions that the board of directors, including a majority of the disinterested directors, finds to be immaterial;

(vi)	The interim agreement contains the following provisions:

(A)	The compensation earned under the agreement will be held in an interest-bearing escrow account with the fund's custodian or a bank;

(B)
If a majority of the fund's outstanding voting securities approves an agreement with the adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the adviser; and

(C)	If a majority of the fund's outstanding voting securities does not approve an agreement with the adviser, the adviser will be paid, out of the escrow account, the lesser of:

(1)	Any costs incurred in performing the interim agreement (plus interest earned on that amount while in escrow); or

(2)	The total amount in the escrow account (plus interest earned); and

(vii)	The board of directors of the fund satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

The Board determined that each Interim Advisory Agreement contained the provisions required by the rule and set forth above in (i), (iv), (v) and (vi).  The Board noted that each Fund had established an escrow account with its custodian in which the advisory fees to be paid to Centre for the period commencing September 14, 2013 and ending on the date of shareholder approval of the New Advisory Agreement would be held and that, upon shareholder consideration of the agreement, Centre would receive the funds held in the escrow accounts in accordance with either (vi)(B) above, if the agreement is approved by shareholders, or (vi)(C)(1) or (2) above, if the agreement is not approved by shareholders.  As discussed below under "Basis for the Board's Approval of the Agreements," the Board also made the determinations required by subparagraph (iii) above.

Description of the Previous Advisory Agreements

DHIP acted as adviser for each Fund from the inception of the Fund until September 14, 2013.  Since September 14, 2013, Centre has acted as each Fund's adviser pursuant to the applicable Interim Advisory Agreement.  The Trustees and shareholders approved the Previous Advisory Agreements for Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund on October 1, 2012.  In connection with the commencement of the investment operations of Drexel Hamilton Multi-Asset Real Return Fund, the Trustees approved the Previous Advisory Agreement for that Fund on August 29, 2012 and the initial shareholder approved the Previous Advisory Agreement on October 8, 2012.

Comparison of Previous Advisory Agreements and New Advisory Agreement

The terms of each New Advisory Agreement, including fees payable to Centre by each Fund thereunder, do not materially differ from those of the corresponding Previous Advisory Agreement, except for the effective and termination dates.  For a complete understanding of the New Advisory Agreements, please refer to the form of the New Advisory Agreements provided in Appendices A, B and C.  The following paragraphs briefly compare some important provisions in the Previous Advisory Agreements and the New Advisory Agreements.

A.      Advisory Services

The services to be provided by Centre to each Fund under the New Advisory Agreement will be identical to those services that were provided by DHIP to each Fund under the Previous Advisory Agreement.  The New Advisory Agreement provides that Centre, under the supervision of the Trustees, will, among other things, decide what securities to buy and sell for a Fund's portfolio and select brokers and dealers to carry out portfolio transactions for a Fund.

B.      Expenses

The provisions of the New Advisory Agreements regarding expenses are identical to the provisions in the corresponding Previous Advisory Agreements.  Under the terms of the New Advisory Agreements, Centre will bear all expenses assumed by the adviser or required by law to be borne by the adviser.  A Fund shall be responsible for custody fees and other charges and expenses of its operations, such as compensation of the independent Trustees, independent accountants and legal counsel.

C.      Compensation

The investment advisory fees and expenses payable under the New Advisory Agreements are the same as those payable under the Previous Advisory Agreements. Centre will receive compensation at the same rates under the provisions of the New Advisory Agreements that were received by DHIP under the provisions of the Previous Advisory Agreements.  Under the Previous Advisory Agreements, the annual advisory fee rate payable to the investment adviser with respect to a Fund and the aggregate fee paid to DHIP for that Fund's most recent fiscal year were as follows:

Fund	Advisory Fee (as a Percentage of Average Daily Net Assets)	Advisory Fee Paid for the Most Recent Fiscal Year

Drexel Hamilton Multi-Asset Real Return Fund	0.55%1	$02

Drexel Hamilton Centre American Equity Fund	0.75% of average daily net assets of $0-$1 Billion 0.70% of average daily net assets over $1 Billion3	$02

Drexel Hamilton Centre Global Equity Fund	1.00%4	$02

______________________

1
DHIP contractually agreed, pursuant to a written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2014 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund's fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund.

2	Fiscal year ended September 30, 2012.

3
DHIP entered into a written expense limitation agreement under which it agreed to limit the total operating expenses of the Fund (including (but not limited to) investment advisory fees and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses) to 1.05% of the average daily net assets of the Fund.

4
DHIP entered into a written expense limitation agreement under which it agreed to limit the total operating expenses of the Fund (including (but not limited to) investment advisory fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to 1.25% of the average daily net assets of the Fund.

In addition, Centre has agreed to either assume the current DHIP expense limitation agreement or enter into a new expense limitation agreement with the same expense limitation commitments as those between DHIP and the Trust, on behalf of each Fund. Pursuant to the arrangements, Centre will reduce its investment advisory fee and/or pay a Fund's expenses pursuant to the terms contained in the DHIP expense limitation agreement for that Fund.

D.      Duration and Termination of the Agreements

The Previous Advisory Agreement for each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees. The New Advisory Agreement for each Fund provides that it will continue in effect for an initial two year period and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually in the manner described above.

The Previous Advisory Agreements and the New Advisory Agreements provide that each may be terminated without penalty by vote of a majority of the Trustees or by vote of a majority of the outstanding voting securities of a Fund, on sixty days' written notice to the investment adviser, or by the investment adviser upon sixty days' written notice to a Fund, and will terminate automatically in the event of its "assignment" as defined in the 1940 Act.

E.      Liability of Investment Adviser

The Previous Advisory Agreements and New Advisory Agreements provide that the investment adviser will not be liable for damages to a Fund or any shareholder of the Fund, except for damages arising from the investment adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Basis for the Board's Approval of the Agreements

As noted above, the Board considered and approved on October 1, 2012 the Previous Advisory Agreements with respect to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund for a period of one year, and on August 29, 2012 considered and approved the Previous Advisory Agreement with respect to Drexel Hamilton Multi-Asset Real Return Fund for an initial period of two years. In both instances, the Board's approval was based on its review of the qualitative and quantitative information provided by DHIP prior to those meetings.

At the meeting held on September 13, 2013, the Board considered and approved an Interim Advisory Agreement and New Advisory Agreement for each Fund (collectively, the "Agreements"), based on its review of the Transaction, the information Centre provided about the Transaction's effect on the Agreements and the Funds and the information Centre provided in response to requests for information made pursuant to Section 15(c) of the 1940 Act (the "Section 15(c) Information").

In connection with its determinations, the Board considered, among other things, the following information:

(i)	there is not expected to be any diminution in the nature, quality and extent of services provided to a Fund and its shareholders by Centre;

(ii)	the Transaction is not expected to result in any changes in the investment adviser's investment approach with respect to a Fund;

(iii)	the advisory fee rates charged to a Fund under the New Advisory Agreement will not change as a result of the Transaction;

(iv)	the New Advisory Agreement does not materially differ from the Previous Advisory Agreement, except for the effective and termination dates;

(v)	the information contained in Centre's Section 15(f) representation; and

(vi)
Centre has agreed to pay all expenses of a Fund in connection with the Board's consideration of the New Advisory Agreement and all costs of soliciting shareholder proxies and, as a result, a Fund will bear no costs in obtaining shareholder approval of the New Advisory Agreement.

In its deliberations on the Agreements, the Board also considered the Section 15(c) Information provided to it by Centre.  The Board did not identify any particular information that was all-important or controlling, and evaluated all information available to it.  The Board concluded, on the basis of each Trustee's business judgment after considering all of the factors taken as a whole, that the terms of the Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, that the Agreements should be approved, and that the New Advisory Agreement should be recommended to Fund shareholders for their approval.  In approving the Agreements, the Board, including the Independent Trustees, considered and made the following conclusions with respect to the following relevant factors.

A.      Nature, Extent and Quality of Services Provided by Centre

The Board reviewed the scope of services to be provided by Centre. The Board considered the scope of services Centre provides to its other advisory clients and the scope of services it previously provided in its capacity as the sub-adviser of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund.

As to each Fund, the Board considered the nature and quality of services to be provided by or overseen by Centre on behalf of the Fund.  The Board considered the compliance procedures of Centre, including its trade allocation procedures, and the internal control systems of Centre.  The Board also considered Centre's resources, including its in-house research capabilities, and future plans for each Fund.  On the basis of these factors, the Board then determined that the nature and quality of the services to be provided by or overseen by Centre were consistent with its duties under the Agreements and appropriate and consistent with the investment program of each Fund.

Based on this review, the Board concluded that the range and quality of services to be provided by Centre to the Funds were appropriate.

B.      Centre Profitability

The Board reviewed Centre's potential profitability.  The Board considered representations made by Centre with respect to (i) the potential profitability of managing the Funds to Centre, and (ii) other benefits that might accrue to Centre as a result of its relationship with the Funds.  Those benefits include the fact that the Funds' public performance record may at times attract inquiries regarding Centre's advisory services and may result in the acquisition of new advisory clients.  The Board determined that these factors would not prevent the Board from approving the Agreements.

C.      Economies of Scale

The Board reviewed information regarding potential economies of scale or other efficiencies resulting from increases, if any, in the Funds' respective asset levels.  The Board considered economies of scale and whether existing fees might require adjustment.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that each Fund's total annual expense ratio was comparable to the average and median expense ratios of the Fund's peers included in the statistical information provided by Centre, some of which was derived from information made available publicly on Morningstar.com and some of which was derived from information provided by Centre and the Funds' administrator.

D.      Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees to be paid to Centre and the Funds' overall expense ratios and considered whether the fees were reasonable in light of the services to be provided by Centre and the fees charged by other advisers to similarly-situated funds.  In evaluating the Funds' advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Funds.

Although the Board discussed the fees received by Centre from its other advisory clients, the Board did not compare those fees and the fees to be paid to Centre by the Funds due to differences  in the services provided to those advisory clients and the Funds and to differences between the contractual and regulatory requirements applicable to the Funds and those other advisory clients.

The Board noted that the investment advisory fees to be paid to Centre under the New Advisory Agreements would be the same as the investment advisory fees paid to DHIP under the Previous Advisory Agreements.  The Board also reviewed the Funds' investment advisory fee and total expense information, as compared to those of peer groups of mutual funds compiled by Centre.  The Board observed that the investment advisory fees to be paid under the New Advisory Agreements and the total expense ratio of the Funds were comparable to the average investment advisory fees and total expense ratios of each Fund's peer group of funds.  The Board also noted that Centre agreed to enter into or assume an expense limitation agreement with substantially the same terms as the previous expense limitation agreement with DHIP. Based their review of the information made available to them and matters discussed at the meeting, the Trustees concluded that, with respect to each Fund, the investment advisory fee was reasonable and that total net expense ratio was reasonable and satisfactory in light of the services provided.

The Board concluded, therefore, that the fees to be charged by Centre are reasonable in light of the quality and nature of the services to be provided by Centre.

E.      Conclusion

The Trustees noted that the services to be provided under the Agreements do not materially differ from those provided under each of the Previous Advisory Agreements.  The Trustees concluded that the advisory fee rates are reasonable in relation to the services to be provided and that the Agreements are in the best interests of the respective Fund's shareholders.  The Trustees concluded also that it was appropriate for Centre to be compensated for its services under the Interim Advisory Agreement by the payment to Centre of the advisory fees escrowed pursuant to the escrow agreements.

The Board unanimously recommends that the shareholders of each Fund vote to approve the New Advisory Agreement.

PART TWO
PROXY VOTING AND SHAREHOLDER MEETINGS

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, proxies will be voted to approve the New Advisory Agreement between the Trust and Centre.  If proxies are executed but no instructions are marked, the proxies will be voted "FOR" the proposal to approve the New Advisory Agreements (the "Proposal").  Any shareholder may revoke his or her proxy given by mail, by telephone or through the Internet at any time prior to its exercise by giving written notice to the President of the Trust at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

All shares of a Fund entitled to vote shall vote on a one-vote-per-each dollar (and fractional vote for each fractional dollar) of the net asset value of each share (including fractional) basis.  The approval of the Proposal with respect to each Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum.  With respect to the Proposal, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum, and not being a vote cast will have the effect of a vote against the Proposal.  If any matter other than the Proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies.  The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of more than fifty percent of the total combined net asset value of all outstanding shares of a Fund entitled to vote at the Meeting.  Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the Proposal described in the Proxy Statement are not received on a timely basis, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote the proxies (including broker non-votes and abstentions) for one or more adjournments of the Meeting within a reasonable time after the date of the Meeting to permit further solicitation of proxies.  The Meeting may be adjourned with respect to any Fund and a shareholder vote may be taken on the Proposal with respect to a Fund prior to any adjournment if sufficient votes have been received for approval thereof.  Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the Proposal will be voted against adjournment as to the Proposal.

The Fund has engaged AST Fund Solutions (the "Proxy Solicitor"), 6201 15th Avenue, Brooklyn, New York 11219, to assist in soliciting proxies for the Meeting.  It is estimated that the Proxy Solicitor will receive a fee of approximately $[________] for its services, to be paid by Centre plus reimbursement of out-of-pocket expenses.

PART THREE
OTHER INFORMATION

Officer Information

Certain information concerning the officers of the Trust is set forth below.  The officers are elected by the Board and serve for a term of one year and until his successor is duly elected and qualifies.  The earliest date for which an officer was elected to serve in that capacity is presented below.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Andrew Bang Age: 43	President and Treasurer	Since 6/2011
Partner and Managing Director of Drexel Hamilton Investment Partners, LLC from 2010-present; Consultant (Business Development for private equity and hedge funds) from 2008-2010; Senior Vice President at Shinhan Investment America from 2007-2008; Vice President, Relationship Manager at AIG Global Investments from 2006-2007;Client Portfolio Manager at GE Asset Management (GEAM) pension group from 2001-2005; Client Relationship Manager at GE Equity's start-up private equity group, Venturemine.com from 2000-2001; Manager, International Equity at UBS from 1998-2000; Captain in the U.S. Army from 1992-1998; United States Military Academy at West Point, B.S.; Johnson Graduate School of Management, Cornell University, MBA.

Theodore J. Uhl Age: 37	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint.

* The address for each of the officers is c/o Drexel Hamilton Mutual Funds, 45 Rockefeller Plaza, Suite 2000, New York, New York 10111.

Share Ownership

Information regarding person(s) who owned of record or were known by each Fund to beneficially own 5% or more of the Fund's shares on the Record Date is provided in Appendix D.

Information Concerning the Funds' Investment Adviser and Administrator

The Funds' investment adviser is Centre, 48 Wall Street, Suite 1100, New York, New York 10005.  The Funds' administrator is ALPS Fund Services, Inc. ("ALPS"), 1290 Broadway, Suite 1100, Denver, Colorado 80203. ALPS oversees the day-to-day administration and operations of the Funds and provides transfer agency and related shareholder administrative services.  The Funds' shares are distributed by ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually.  Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to the Trust so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in that Fund's proxy statement and form of proxy card relating to such meeting.

Other Matters

Fund management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Reports to Shareholders

The Funds will furnish each person to whom this Proxy Statement is delivered a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge.  To request a copy, please call the Funds at (855) 298-4236 or write to the Trust's President at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111.

By Order of the Board of Trustees,

Andrew Bang
President and Treasurer
Drexel Hamilton Mutual Funds

New York, New York
September [__], 2013

APPENDIX A

DREXEL HAMILTON MUTAL FUNDS
Drexel Hamilton Centre American Equity Fund

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement ("Agreement") is made as of the __ day of ________, 2013, by and between DREXEL HAMILTON MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), on behalf of its series listed on Schedule A hereto (the "Fund"), and CENTRE ASSET MANAGEMENT, LLC (the "Adviser"), an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC").

1.           APPOINTMENT.  The Trust hereby appoints Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement.  Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.           MANAGEMENT SERVICES.

(a)           The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Board of Trustees of the Trust (the "Board" or the "Trustees"), render investment advice and related services with respect to the assets of the Fund in accordance with the investment objectives, policies and limitations of the Fund, as provided in its prospectus or statement of additional information and any supplements thereto (collectively, the "Prospectus") or other governing instruments, as may be amended from time to time, the Investment Company Act of 1940, as amended and the rules and regulations thereunder (the "1940 Act"), applicable provisions of the Internal Revenue Code of 1986, as amended, and such other limitations as the Fund may impose upon written notice to the Adviser.

(b)           The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any securities and investment instruments on behalf of the Fund in accordance with this Agreement. The investment policies and investment actions of the Fund are, and shall at all times be, subject to the control and direction of the Board.

(c)           The Adviser shall provide the office space, personnel and equipment reasonably necessary for the operation of the Fund. The Adviser shall pay with respect to the Fund the salaries and fees of all (i) officers of the Trust; (ii) Trustees of the Trust who are "interested persons" of the Trust or of the Adviser ("Independent Trustees"); and (iii) personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities.

(d)           Without limiting the generality of the foregoing, the Adviser shall:

(i)           furnish the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing orders);

(ii)           manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board;

(iii)           vote proxies for the Fund, file (or arrange for the filing of) ownership reports under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund;

(iv)           maintain the books and records required to be maintained by the Fund, except to the extent that arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund;

(v)           furnish reports, statements and other data regarding securities, economic conditions and other matters related to the investment of the Fund's assets that may be reasonably requested by the administrator or distributor of the Fund or the officers of the Trust;

(vi)           render to the Trustees such periodic and special reports with respect to the Fund's investment activities as the Trustees may reasonably request;

(vii)           immediately notify the Trust (1) in the event that the Adviser or any of its affiliates (A) becomes aware that it is subject to a statutory disqualification that prevents it from serving as investment adviser pursuant to this Agreement; or (B) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority; or (2) of any material fact known to the Adviser in respect of or relating to the Adviser that is not contained in the Trust's registration statement with respect to the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

(e)           The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)           The Adviser will maintain records relating to portfolio transactions on behalf of the Fund and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form and for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement as required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust.  The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours.  Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g)           The Adviser will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act, and any amendments or supplements thereto ("Registration Statement") or as more frequently requested by the Board.  In addition, on each business day, the Adviser will provide the custodian and accountant for the Fund with such information relating to all transactions concerning the Fund's assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and/or the Fund.  The Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the fund accountant cannot obtain prices in the ordinary course of business.

(h)           The Adviser on its own initiative will furnish the Board with such information as the Adviser may believe appropriate for keeping the Board informed of important developments affecting the Trust, the Fund and the Adviser. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change. In addition, whenever requested by the Board, the Adviser will report to the Board on developments related to the Trust, the Fund or the Adviser.

3.           PORTFOLIO TRANSACTIONS.

(a)           The Adviser is authorized to select the brokers or dealers (each, a "broker-dealer") that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the most favorable execution, except as may be prescribed herein.

(b)           In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration: (i) the best net price available; (ii) the reliability, integrity and financial condition of the broker-dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer, provided that the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser may select a broker-dealer that also provides brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or any of its affiliates exercise investment discretion.

(c)           The Adviser is authorized to pay a broker-dealer that provides such brokerage and research services a commission for executing portfolio transactions for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting such transactions if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and one or more of its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees shall periodically review any commissions paid by the Fund to determine if such commissions, paid over representative periods of time, were reasonable in relation to the services and benefits provided to the Fund. The Adviser will promptly communicate to the officers and Trustees such information relating to transactions for the Fund as may be reasonably requested.

4.           COMPENSATION OF THE ADVISER.

(a)           As full compensation for the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser an investment advisory fee at the annual rate specified in Schedule A, which shall be based upon the Fund's average daily net assets (the "Advisory Fee").  The Adviser shall receive the Advisory Fee, accrued daily and payable monthly, as soon as practicable after the last day of each month.  In the event that this Agreement is terminated at other than a month-end, the Advisory Fee for such month shall be prorated.  For the purpose of determining fees payable to the Adviser, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus.

(b)           The Adviser may agree to waive or reduce any portion of the Advisory Fee or reimbursement of expenses due to it pursuant to this Agreement, and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such waiver or reduction made by the Adviser with respect to the Advisory Fee or payment of the Fund's expenses is subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. Under the expense limitation agreement, the Adviser may recoup any reimbursement made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is contingent upon the review and approval of the Board at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

5.           EXPENSES. The Fund is responsible for (and has assumed the obligation for) payment of all of its expenses, other than those expenses that may be expressly assumed by the Adviser or are required by law to be borne by the Adviser. Expenses to be borne by the Fund include: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees, except that no officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust or the Fund; (iv) legal and audit expenses; (v) all fees and expenses of any custodian, shareholder services agent, transfer agent and/or accounting services agent of the Fund; (vi) fees and expenses related to the registration and qualification of the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports, notices and any proxy materials to Fund shareholders; (viii) expenses incidental to holding a meeting of Fund shareholders, including the expenses associated with proxy solicitations; (ix) the Fund's proportionate share of insurance premiums on Fund property or personnel that inure to its benefit, including liability and fidelity bond insurance; (x) the Fund's proportionate share of any association membership dues or educational program expenses determined appropriate by the Board; (xi) expenses of typesetting and printing, and mailing to existing shareholders, the Prospectus; (xiii) local market regulatory, exchange and compliance fees, duties and taxes; (xix) charges of independent pricing services; and (xx) except as otherwise provided herein, all other charges and costs of the operation of the Fund and any extraordinary and non-recurring expenses of the Fund.

6.           REPORTS.  The Adviser agrees to supply such information to the Fund's administrator or other authorized service provider, including those specified in Section 2 hereof, and to permit such compliance inspections by the Fund's administrator or other authorized service provider as shall be reasonably necessary to permit such administrator or other service provider to satisfy its obligations and respond to the reasonable requests of the Board.

7.           STATUS OF THE ADVISER.  The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8.           LIABILITY.   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument. The Adviser acknowledges the limitation of shareholder liability set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Trust's Declaration of Trust are separate and distinct from those of any and all other series of the Trust.

Neither party to this Agreement shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

9.           SUB-ADVISERS.   Subject to the prior approval of the Board, including a majority of the Independent Trustees, shareholder approval, if necessary, and any exemptive relief provided by the SEC under Section 15(a) of, and Rule 18f-2 under, the 1940 Act, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company (each a "sub-adviser"), to the extent permitted by applicable law, certain of the duties enumerated in Section 2 of this Agreement; provided that, the Adviser shall continue to supervise and oversee the services provided by such sub-adviser and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser, the portion of portfolio assets to be managed by the sub-adviser and the fees to be paid to the sub-adviser by Adviser under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by Adviser, subject to the prior approval of a majority of the Independent Trustees.

10.           USE OF NAME.  The Trust may use the name "Centre" or any variant thereof in connection with the name of the Trust or the Fund, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name.  In no event shall the Trust use the name "Centre" or any variant thereof if the Adviser's functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated.  In the event that this Agreement shall no longer be in effect or Adviser's functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

11           PERMISSIBLE INTERESTS.  Subject to and in accordance with the governing instruments of the Adviser and the Declaration of Trust, (i) trustees and officers of the Trust and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or shareholders, or otherwise, as applicable; (ii) directors, officers, agents and shareholders of the Adviser, as applicable, are or may be interested in the Fund as trustees, officers, shareholders or otherwise; and (iii) the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by the organizational documents of the Adviser or the Declaration of Trust of the Trust and the provisions of the 1940 Act.

12.           DURATION AND TERMINATION.  This Agreement shall become effective with respect to the Fund at such time as it shall have been approved by the shareholders of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

This Agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days' prior written notice to the Adviser, and (ii) by the Adviser upon 60 days' prior written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

13.           AMENDMENTS.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to the Fund shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, if required by the 1940 Act or other applicable law.

14.           ASSIGNMENT.  This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

15.           SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.           SUCCESSORS.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17.           ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

18.           COUNTERPARTS.  This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

19.           NOTICES.  All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:

To the Trust:

c/o Centre Asset Management, LLC 48 Wall Street Suite 1100 New York, New York 10005 212-918-4707

To the Adviser:

Centre Asset Management, LLC 48 Wall Street Suite 1100 New York, New York 10005 212-918-4707

20.           GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the choice of laws provisions thereof.

IN WITNESS WHEREOF, the parties hereby have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

DREXEL HAMILTON MUTUAL FUNDS (on behalf of the Fund)	CENTRE ASSET MANAGEMENT, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

Drexel Hamilton Centre American Equity Fund

Assets under Management	Advisory Fee	Approval Date	Effective Date
Average Daily Net Assets of $0 – $1 Billion	0.75%
Average Daily Net Assets of Over $1 Billion	0.70%

APPENDIX B

DREXEL HAMILTON MUTAL FUNDS
Drexel Hamilton Centre Global Equity Fund

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement ("Agreement") is made as of the ___ day of ________, 2013, by and between DREXEL HAMILTON MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), on behalf of its series listed on Schedule A hereto (the "Fund"), and CENTRE ASSET MANAGEMENT, LLC (the "Adviser"), an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC").

1.           APPOINTMENT.  The Trust hereby appoints Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement.  Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.           MANAGEMENT SERVICES.

(a)           The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Board of Trustees of the Trust (the "Board" or the "Trustees"), render investment advice and related services with respect to the assets of the Fund in accordance with the investment objectives, policies and limitations of the Fund, as provided in its prospectus or statement of additional information and any supplements thereto (collectively, the "Prospectus") or other governing instruments, as may be amended from time to time, the Investment Company Act of 1940, as amended and the rules and regulations thereunder (the "1940 Act"), applicable provisions of the Internal Revenue Code of 1986, as amended, and such other limitations as the Fund may impose upon written notice to the Adviser.

(b)           The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any securities and investment instruments on behalf of the Fund in accordance with this Agreement. The investment policies and investment actions of the Fund are, and shall at all times be, subject to the control and direction of the Board.

(c)           The Adviser shall provide the office space, personnel and equipment reasonably necessary for the operation of the Fund. The Adviser shall pay with respect to the Fund the salaries and fees of all (i) officers of the Trust; (ii) Trustees of the Trust who are "interested persons" of the Trust or of the Adviser ("Independent Trustees"); and (iii) personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities.

(d)           Without limiting the generality of the foregoing, the Adviser shall:

(i)           furnish the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing orders);

(ii)           manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board;

(iii)           vote proxies for the Fund, file (or arrange for the filing of) ownership reports under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund;

(iv)           maintain the books and records required to be maintained by the Fund, except to the extent that arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund;

(v)           furnish reports, statements and other data regarding securities, economic conditions and other matters related to the investment of the Fund's assets that may be reasonably requested by the administrator or distributor of the Fund or the officers of the Trust;

(vi)           render to the Trustees such periodic and special reports with respect to the Fund's investment activities as the Trustees may reasonably request;

(vii)           immediately notify the Trust (1) in the event that the Adviser or any of its affiliates (A) becomes aware that it is subject to a statutory disqualification that prevents it from serving as investment adviser pursuant to this Agreement; or (B) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority; or (2) of any material fact known to the Adviser in respect of or relating to the Adviser that is not contained in the Trust's registration statement with respect to the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

(e)           The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)           The Adviser will maintain records relating to portfolio transactions on behalf of the Fund and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form and for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement as required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust.  The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours.  Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g)           The Adviser will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act, and any amendments or supplements thereto ("Registration Statement") or as more frequently requested by the Board.  In addition, on each business day, the Adviser will provide the custodian and accountant for the Fund with such information relating to all transactions concerning the Fund's assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and/or the Fund.  The Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the fund accountant cannot obtain prices in the ordinary course of business.

(h)           The Adviser on its own initiative will furnish the Board with such information as the Adviser may believe appropriate for keeping the Board informed of important developments affecting the Trust, the Fund and the Adviser. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change. In addition, whenever requested by the Board, the Adviser will report to the Board on developments related to the Trust, the Fund or the Adviser.

3.           PORTFOLIO TRANSACTIONS.

(a)           The Adviser is authorized to select the brokers or dealers (each, a "broker-dealer") that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the most favorable execution, except as may be prescribed herein.

(b)           In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration: (i) the best net price available; (ii) the reliability, integrity and financial condition of the broker-dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer, provided that the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser may select a broker-dealer that also provides brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or any of its affiliates exercise investment discretion.

(c)           The Adviser is authorized to pay a broker-dealer that provides such brokerage and research services a commission for executing portfolio transactions for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting such transactions if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and one or more of its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees shall periodically review any commissions paid by the Fund to determine if such commissions, paid over representative periods of time, were reasonable in relation to the services and benefits provided to the Fund. The Adviser will promptly communicate to the officers and Trustees such information relating to transactions for the Fund as may be reasonably requested.

4.           COMPENSATION OF THE ADVISER.

(a)           As full compensation for the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser an investment advisory fee at the annual rate specified in Schedule A, which shall be based upon the Fund's average daily net assets (the "Advisory Fee").  The Adviser shall receive the Advisory Fee, accrued daily and payable monthly, as soon as practicable after the last day of each month.  In the event that this Agreement is terminated at other than a month-end, the Advisory Fee for such month shall be prorated.  For the purpose of determining fees payable to the Adviser, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus.

(b)           The Adviser may agree to waive or reduce any portion of the Advisory Fee or reimbursement of expenses due to it pursuant to this Agreement, and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such waiver or reduction made by the Adviser with respect to the Advisory Fee or payment of the Fund's expenses is subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. Under the expense limitation agreement, the Adviser may recoup any reimbursement made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is contingent upon the review and approval of the Board at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

5.           EXPENSES. The Fund is responsible for (and has assumed the obligation for) payment of all of its expenses, other than those expenses that may be expressly assumed by the Adviser or are required by law to be borne by the Adviser. Expenses to be borne by the Fund include: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees, except that no officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust or the Fund; (iv) legal and audit expenses; (v) all fees and expenses of any custodian, shareholder services agent, transfer agent and/or accounting services agent of the Fund; (vi) fees and expenses related to the registration and qualification of the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports, notices and any proxy materials to Fund shareholders; (viii) expenses incidental to holding a meeting of Fund shareholders, including the expenses associated with proxy solicitations; (ix) the Fund's proportionate share of insurance premiums on Fund property or personnel that inure to its benefit, including liability and fidelity bond insurance; (x) the Fund's proportionate share of any association membership dues or educational program expenses determined appropriate by the Board; (xi) expenses of typesetting and printing, and mailing to existing shareholders, the Prospectus; (xiii) local market regulatory, exchange and compliance fees, duties and taxes; (xix) charges of independent pricing services; and (xx) except as otherwise provided herein, all other charges and costs of the operation of the Fund and any extraordinary and non-recurring expenses of the Fund.

6.           REPORTS.  The Adviser agrees to supply such information to the Fund's administrator or other authorized service provider, including those specified in Section 2 hereof, and to permit such compliance inspections by the Fund's administrator or other authorized service provider as shall be reasonably necessary to permit such administrator or other service provider to satisfy its obligations and respond to the reasonable requests of the Board.

7.           STATUS OF THE ADVISER.  The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8.           LIABILITY.   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument. The Adviser acknowledges the limitation of shareholder liability set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Trust's Declaration of Trust are separate and distinct from those of any and all other series of the Trust.

Neither party to this Agreement shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

9.           SUB-ADVISERS.   Subject to the prior approval of the Board, including a majority of the Independent Trustees, shareholder approval, if necessary, and any exemptive relief provided by the SEC under Section 15(a) of, and Rule 18f-2 under, the 1940 Act, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company (each a "sub-adviser"), to the extent permitted by applicable law, certain of the duties enumerated in Section 2 of this Agreement; provided that, the Adviser shall continue to supervise and oversee the services provided by such sub-adviser and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser, the portion of portfolio assets to be managed by the sub-adviser and the fees to be paid to the sub-adviser by Adviser under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by Adviser, subject to the prior approval of a majority of the Independent Trustees.

10.           USE OF NAME.  The Trust may use the name "Centre" or any variant thereof in connection with the name of the Trust or the Fund, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name.  In no event shall the Trust use the name "Centre" or any variant thereof if the Adviser's functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated.  In the event that this Agreement shall no longer be in effect or Adviser's functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

11           PERMISSIBLE INTERESTS.  Subject to and in accordance with the governing instruments of the Adviser and the Declaration of Trust, (i) trustees and officers of the Trust and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or shareholders, or otherwise, as applicable; (ii) directors, officers, agents and shareholders of the Adviser, as applicable, are or may be interested in the Fund as trustees, officers, shareholders or otherwise; and (iii) the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by the organizational documents of the Adviser or the Declaration of Trust of the Trust and the provisions of the 1940 Act.

12.           DURATION AND TERMINATION.  This Agreement shall become effective with respect to the Fund at such time as it shall have been approved by the shareholders of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

This Agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days' prior written notice to the Adviser, and (ii) by the Adviser upon 60 days' prior written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

13.           AMENDMENTS.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to the Fund shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, if required by the 1940 Act or other applicable law.

14.           ASSIGNMENT.  This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

15.           SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.           SUCCESSORS.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17.           ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

18.           COUNTERPARTS.  This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

19.           NOTICES.  All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:

To the Trust:

Drexel Hamilton Mutual Funds c/o Centre Asset Management, LLC 48 Wall Street Suite 1100 New York, New York 10005 212-918-4707

To the Adviser:

Centre Asset Management, LLC 48 Wall Street Suite 1100 New York, New York 10005 212-918-4707

20.           GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the choice of laws provisions thereof.

IN WITNESS WHEREOF, the parties hereby have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

DREXEL HAMILTON MUTUAL FUNDS (on behalf of the Fund)	CENTRE ASSET MANAGEMENT, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

Fund	Investment Advisory Fee (as a percentage of the Fund's average daily net assets)
Drexel Hamilton Centre Global Equity Fund	1.00%

APPENDIX C

DREXEL HAMILTON MUTAL FUNDS
Drexel Hamilton Multi-Asset Real Return Fund

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement ("Agreement") is made as of the ___ day of __________, 2013, by and between DREXEL HAMILTON MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), on behalf of its series listed on Schedule A hereto (the "Fund"), and CENTRE ASSET MANAGEMENT, LLC (the "Adviser"), an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC").

1.           APPOINTMENT

The Trust hereby appoints Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.           MANAGEMENT SERVICES.

(a)           The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Board of Trustees of the Trust (the "Board" or the "Trustees"), render investment advice and related services with respect to the assets of the Fund in accordance with the investment objectives, policies and limitations of the Fund, as provided in its prospectus or statement of additional information and any supplements thereto (collectively, the "Prospectus") or other governing instruments, as may be amended from time to time, the Investment Company Act of 1940, as amended and the rules and regulations thereunder (the "1940 Act"), and such other limitations as the Fund may impose upon written notice to the Adviser.

(b)           The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any securities and investment instruments on behalf of the Fund in accordance with this Agreement. The investment policies and investment actions of the Fund are, and shall at all times be, subject to the control and direction of the Board.

(c)           The Adviser shall provide the office space, personnel and equipment reasonably necessary for the operation of the Fund. The Adviser shall pay with respect to the Fund the salaries and fees of all (i) officers of the Trust; (ii) Trustees of the Trust who are "interested persons" of the Trust or of the Adviser ("Independent Trustees"); and (iii) personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities.

(d)           Without limiting the generality of the foregoing, the Adviser shall:

(i)           furnish the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing orders);

(ii)           manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board;

(iii)           vote proxies for the Fund, file (or arrange for the filing of) ownership reports under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund;

(iv)           maintain the books and records required to be maintained by the Fund, except to the extent that arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund;

(v)           furnish reports, statements and other data regarding securities, economic conditions and other matters related to the investment of the Fund's assets that may be reasonably requested by the administrator or distributor of the Fund or the officers of the Trust; and

(vi)           render to the Trustees such periodic and special reports with respect to the Fund's investment activities as the Trustees may reasonably request.

(e)           The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)           The Adviser will maintain records relating to portfolio transactions on behalf of the Fund and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust.  The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours.  Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g)           The Adviser will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act, and any amendments or supplements thereto ("Registration Statement") or as more frequently requested by the Board.  In addition, the Adviser will provide the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund's assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and the Fund.  Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund's fund accountant cannot obtain prices in the ordinary course of business.

(h)           The Adviser on its own initiative will furnish the Board with such information as the Adviser may believe appropriate for keeping the Board informed of important developments affecting the Trust, the Fund and the Adviser. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change. In addition, whenever requested by the Board, the Adviser will report to the Board on developments related to the Trust, the Fund or the Adviser.

3.           PORTFOLIO TRANSACTIONS.

(a)           The Adviser is authorized to select the brokers or dealers (each, a "broker-dealer") that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the most favorable execution, except as may be prescribed herein.

(b)           In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration: (i) the best net price available; (ii) the reliability, integrity and financial condition of the broker-dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer, provided that the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser may select a broker-dealer that also provides brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or any of its affiliates exercise investment discretion.

(c)           The Adviser is authorized to pay a broker-dealer that provides such brokerage and research services a commission for executing portfolio transactions for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting such transactions if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and one or more of its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees shall periodically review any commissions paid by the Fund to determine if such commissions, paid over representative periods of time, were reasonable in relation to the services and benefits provided to the Fund. The Adviser will promptly communicate to the officers and Trustees such information relating to transactions for the Fund as may be reasonably requested.

4.           COMPENSATION OF THE ADVISER.

(a)           As full compensation for the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser an investment advisory fee at the annual rate specified in Schedule A, which shall be based upon the Fund's average daily net assets (the "Advisory Fee").  The Adviser shall receive the Advisory Fee, accrued daily and payable monthly, as soon as practicable after the last day of each month.  In the event that this Agreement is terminated at other than a month-end, the Advisory Fee for such month shall be prorated.

(b)           The Adviser may agree to waive or reduce any portion of the Advisory Fee or reimbursement of expenses due to it pursuant to this Agreement, and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such waiver or reduction made by the Adviser with respect to the Advisory Fee or payment of the Fund's expenses is subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. Under the expense limitation agreement, the Adviser may recoup any reimbursement made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is contingent upon the review and approval of the Board at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

5.           EXPENSES. The Fund is responsible for (and has assumed the obligation for) payment of all of its expenses, other than those expenses that may be expressly assumed by the Adviser or are required by law to be borne by the Adviser. Expenses to be borne by the Fund include: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are Independent Trustees; (iv) legal and audit expenses; (v) all fees and expenses of any custodian, shareholder services agent, transfer agent and/or accounting services agent of the Fund; (vi) fees and expenses related to the registration and qualification of the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports, notices and any proxy materials to Fund shareholders; (viii) expenses incidental to holding a meeting of Fund shareholders, including the expenses associated with proxy solicitations; (ix) the Fund's proportionate share of insurance premiums on property or personnel of the Fund that inure to its benefit, including liability and fidelity bond insurance; (x) the Fund's proportionate share of any association membership dues or educational program expenses determined appropriate by the Board; (xi) expenses of typesetting and printing, and mailing to existing shareholders, the Prospectus; and (xiii) except as otherwise provided herein, all other charges and costs of the operation of the Fund and any extraordinary and non-recurring expenses of the Fund.

6.           REPORTS.  The Adviser agrees to supply such information to the Fund's administrator or other authorized service provider, including those specified in Section 2 hereof, and to permit such compliance inspections by the Fund's administrator or other authorized service provider as shall be reasonably necessary to permit such administrator or other service provider to satisfy its obligations and respond to the reasonable requests of the Board.

7.           STATUS OF THE ADVISER.  The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8.           LIABILITY.   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Agreement and Declaration of Trust or other organizational document (the "Declaration of Trust") and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Declaration of Trust are separate and distinct from those of any and all other series of the Trust.

Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

9.           SUB-ADVISERS.   Subject to the prior approval of a majority of the Board of Trustees, including a majority of the Independent Trustees, shareholder approval, if necessary, and any exemptive relief provided by the SEC under Section 15(a) of, and Rule 18f-2 under, the 1940 Act, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company (each a "sub-adviser"), to the extent permitted by applicable law, certain of the duties enumerated in section 2 hereof; provided, that the Adviser shall continue to supervise and oversee the services provided by such sub-adviser and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Trust that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by the Adviser under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Adviser, subject to the prior approval of a majority of the Independent Trustees.

10.           USE OF NAME.  The Trust may use the name "Centre" or any variant thereof in connection with the name of the Trust or the Fund, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name.  In no event shall the Trust use the name "Centre" or any variant thereof if the Adviser's functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated.  In the event that this Agreement shall no longer be in effect or the Adviser's functions are transferred or assigned to a company over which Adviser does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

11           PERMISSIBLE INTERESTS.  Subject to and in accordance with the governing instruments of the Adviser and the Declaration of Trust, (i) trustees and officers of the Trust and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or shareholders, or otherwise, as applicable; (ii) directors, officers, agents and shareholders of the Adviser, as applicable, are or may be interested in the Fund as trustees, officers, shareholders or otherwise; and (iii) the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by the organizational documents of the Adviser or the Declaration of Trust and the provisions of the 1940 Act.

12.           DURATION AND TERMINATION.  This Agreement shall become effective with respect to the Fund at such time as it shall have been approved by the shareholders of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

This Agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days' prior written notice to the Adviser, and (ii) by the Adviser upon 60 days' prior written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

13.           AMENDMENTS.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, if required by the 1940 Act or other applicable law.

14.           ASSIGNMENT.  This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

15.           SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.           SUCCESSORS.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17.           ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

18.           COUNTERPARTS.  This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

19.           NOTICES.  All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:

To the Trust:

Drexel Hamilton Mutual Funds c/o Centre Asset Management, LLC 48 Wall Street Suite 1100 New York, New York 10005 212-918-4707

To the Adviser:

Centre Asset Management, LLC 48 Wall Street Suite 1100 New York, New York 10005 212-918-4707

20.           GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the choice of laws provisions thereof.

IN WITNESS WHEREOF, the parties hereby have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

DREXEL HAMILTON MUTUAL FUNDS (on behalf of the Fund)	CENTRE ASSET MANAGEMENT, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

Fund	Fee Rate	Approval Date	Effective Date
Drexel Hamilton Multi-Asset Real Return Fund	0.55%

APPENDIX D

SHARE OWNERSHIP

The following person(s) owned of record or were known by each Fund to beneficially own 5% or more of the Fund's shares as of the Record Date.1

Multi-Asset Real Return Fund

American Equity Fund

Global Equity Fund

______________

(1) Under the Investment Company Act of 1940, as amended, any person who owns more than 25% of the voting securities of a company is presumed to control such company.  Accordingly, such shareholder may be able to greatly affect the outcome of a shareholder vote.

D-1

PROXY CARD	DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND, each a series of Drexel Hamilton Mutual Funds	PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 31, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF DREXEL HAMILTON MUTUAL FUNDS ON BEHALF OF DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND, DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND AND
DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

The undersigned hereby appoints Andrew Bang and Paul F. Leone, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the "Meeting") of the Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund (each a "Fund" and collectively, the "Funds") to be held at 11:00 a.m., Eastern Time, on October 31, 2013 at the offices of Seward & Kissel LLP, One Battery Park Plaza, Ground Floor, New York, New York 10004, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting.  The undersigned hereby acknowledges receipt of Notice of Special Meeting of Shareholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the new investment advisory agreement between a Fund and Centre Asset Management, LLC.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET:

[Direct shareholders:	________________]
[ADP:	________________]

VOTE VIA THE TELEPHONE: 866-864-7964

Please vote, date and sign and return this Proxy Card promptly if you are not voting via the internet or by telephone.  You may use the enclosed envelope.

Note:  Please sign exactly as name(s) appear(s) on the records of a Fund.  Joint owners should each sign personally.  Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  [    ]

		For	Against	Abstain
1.	To approve the new investment advisory agreement.	/ /	/ /	/ /

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).